                                                                     EXHIBIT 3.3


                          AMENDED AND RESTATED BYLAWS

                                       OF

                          FREMONT GENERAL CORPORATION

                              A Nevada Corporation





                                                         Date of adoption by the
                                                         Board of Directors:
                                                         November 9, 1995

                               TABLE OF CONTENTS

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
ARTICLE I - OFFICE                                                                                                            1

         SECTION 1.       PRINCIPAL OFFICE                                                                                    1
         SECTION 2.       OTHER OFFICES                                                                                       1

ARTICLE II - MEETINGS OF STOCKHOLDERS                                                                                         1

         SECTION 1.       PLACE OF MEETINGS                                                                                   1
         SECTION 2.       ANNUAL MEETINGS                                                                                     1
         SECTION 3.       NOTICE OF STOCKHOLDERS' MEETINGS                                                                    1
         SECTION 4.       MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE                                                        2
         SECTION 5.       SPECIAL MEETINGS                                                                                    2
         SECTION 6.       NOTICE OF STOCKHOLDER BUSINESS                                                                      2
         SECTION 7.       ADJOURNED MEETINGS AND NOTICE THEREOF                                                               3
         SECTION 8.       VOTING                                                                                              3
         SECTION 9.       RECORD DATE                                                                                         5
         SECTION 10.      QUORUM                                                                                              5
         SECTION 11.      CONSENT OF ABSENTEES                                                                                6
         SECTION 12.      ACTION WITHOUT MEETING                                                                              6
         SECTION 13.      PROXIES                                                                                             6
         SECTION 14.      INSPECTORS OF ELECTION                                                                              7

ARTICLE III - DIRECTORS                                                                                                       7

         SECTION 1.       POWERS                                                                                              7
         SECTION 2.       NUMBER AND QUALIFICATION OF DIRECTORS                                                               8
         SECTION 3.       ELECTION AND TERM OF OFFICE                                                                         8
         SECTION 4.       REMOVAL                                                                                             8
         SECTION 5.       VACANCIES                                                                                           9
         SECTION 6.       PLACE OF MEETING                                                                                    9
         SECTION 7.       REGULAR MEETINGS                                                                                    9
         SECTION 8.       SPECIAL MEETINGS; NOTICE                                                                            10
         SECTION 9.       TELEPHONE MEETINGS                                                                                  10
         SECTION 10.      WAIVER OF NOTICE                                                                                    10
         SECTION 11.      QUORUM                                                                                              10
         SECTION 12.      ADJOURNMENT                                                                                         11
         SECTION 13.      NOTICE OF ADJOURNMENT                                                                               11
         SECTION 14.      FEES AND COMPENSATION                                                                               11
         SECTION 15.      ACTION WITHOUT MEETING                                                                              11

                               TABLE OF CONTENTS
                                  (CONTINUED)

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
ARTICLE IV - COMMITTEES                                                                                                       11

         SECTION 1.       COMMITTEES OF DIRECTORS                                                                             11
         SECTION 2.       COMMITTEE MINUTES                                                                                   12
         SECTION 3.       MEETINGS AND ACTION OF COMMITTEES                                                                   12

ARTICLE V - OFFICERS                                                                                                          13

         SECTION 1.       OFFICERS                                                                                            13
         SECTION 2.       ELECTION                                                                                            13
         SECTION 3.       SUBORDINATE OFFICERS                                                                                13
         SECTION 4.       REMOVAL AND RESIGNATION                                                                             13
         SECTION 5.       VACANCIES                                                                                           14
         SECTION 6.       CHAIRMAN OF THE BOARD                                                                               14
         SECTION 7.       VICE CHAIRMAN OF THE BOARD                                                                          14
         SECTION 8.       PRESIDENT                                                                                           14
         SECTION 9.       EXECUTIVE VICE PRESIDENT                                                                            14
         SECTION 10.      VICE PRESIDENT                                                                                      14
         SECTION 11.      SECRETARY                                                                                           15
         SECTION 12.      CHIEF FINANCIAL OFFICER AND TREASURER                                                               15
         SECTION 13.      CONTROLLER                                                                                          16
         SECTION 14.      CASHIER                                                                                             16

ARTICLE VI - MISCELLANEOUS                                                                                                    16

         SECTION 1.       MAINTENANCE AND INSPECTION OF SHARE REGISTER                                                        16
         SECTION 2.       MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS.                                              17
         SECTION 3.       CHECKS, DRAFTS, EVIDENCE OF INDEBTEDNESS                                                            17
         SECTION 4.       ANNUAL REPORT                                                                                       17
         SECTION 5.       CORPORATE CONTRACTS AND INSTRUMENTS:  HOW EXECUTED                                                  17
         SECTION 6.       CERTIFICATES OF STOCK                                                                               17
         SECTION 7.       LOST CERTIFICATES                                                                                   18
         SECTION 8.       REPRESENTATION OF SHARES OF OTHER CORPORATIONS                                                      18
         SECTION 9.       MAINTENANCE AND INSPECTION OF BYLAWS                                                                18

ARTICLE VII - AMENDMENTS                                                                                                      19

         SECTION 1.       POWER OF STOCKHOLDERS                                                                               19
         SECTION 2.       POWER OF DIRECTORS                                                                                  19

                               TABLE OF CONTENTS
                                  (CONTINUED)

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
ARTICLE VIII - INDEMNIFICATION                                                                                                19

         SECTION 1.       INDEMNIFICATION OF DIRECTORS AND OFFICERS.                                                          19
         SECTION 2.       INDEMNIFICATION OF OTHERS.                                                                          19
         SECTION 3.       PAYMENT OF EXPENSES IN ADVANCE.                                                                     20
         SECTION 4.       INDEMNITY NOT EXCLUSIVE.                                                                            20
         SECTION 5.       INSURANCE INDEMNIFICATION.                                                                          20
         SECTION 6.       CONFLICTS.                                                                                          20
         SECTION 7.       INDEMNITY AGREEMENTS                                                                                20

                          AMENDED AND RESTATED BYLAWS

                                       OF

                          FREMONT GENERAL CORPORATION



                                   ARTICLE I

                                     OFFICE

          SECTION 1. PRINCIPAL OFFICE. The principal office for the transaction of business of the corporation is hereby fixed and located in Carson City, State of Nevada. The Board of Directors is hereby granted full power and authority to change said principal office from one location to another in said state.

          SECTION 2. OTHER OFFICES. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the corporation is qualified to do business.



                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS



          SECTION 1. PLACE OF MEETINGS. All annual meetings of stockholders and all other meetings of stockholders shall be held either at the principal office or at any other place within or without the State of Nevada which may be designated either by the Board of Directors pursuant to authority hereinafter granted to said Board.

          SECTION 2. ANNUAL MEETINGS. Unless a different date is specifically designated in advance by the Board of Directors, the annual meetings of stockholders shall be held on the first Tuesday of May of each year, at 3:00 p.m. of said day; provided, however, that should said day fall upon a legal holiday, then any such annual meeting of stockholders shall be held at the same time and place on the next day thereafter ensuing which is not a legal holiday. At such meetings directors shall be elected, reports of the affairs of the corporation shall be considered, and any other business may be transacted which is within the powers of the stockholders.

          SECTION 3. NOTICE OF STOCKHOLDERS' MEETINGS. All notices of meetings with stockholders shall be sent or otherwise given in accordance with
Section 4 of these Bylaws not less than ten (10) nor more than sixty (60) days before each annual meeting. The notice shall specify the place, date and hour of such meeting and (i) shall be signed by the President, a Vice-President, the Secretary, or an Assistant Secretary or by such other person or persons designated by the Board of Directors, and (ii) shall state those matters which the Board of Directors, at the time of giving notice, intends to present for action by the stockholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees intended at the time of the notice to be presented by the Board of Directors for election.

          SECTION 4.      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.
Written notice of any meeting of stockholders shall be given to each stockholder entitled to vote, either personally or by mail or other means of written communication, charges prepaid, addressed to such stockholder at the stockholder's address appearing on the books of the corporation or given by such stockholder to the corporation for the purpose of notice. If a stockholder gives no address, notice shall be deemed to have been given if sent by mail or other means of written communication addressed to the place where the principal office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication.

                 An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the Secretary, Assistant Secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

          SECTION 5. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes whatsoever, may be called at any time by the President or by the Board of Directors. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner as for annual meetings of stockholders. No business other than that specified in the notice may be transacted.

          SECTION 6. NOTICE OF STOCKHOLDER BUSINESS. To be properly brought before the meeting, business must be of a nature that is appropriate for consideration at an annual meeting and must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.

                 In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, each such notice must be given either by personal delivery or by United States mail, postage prepaid, to the Secretary of the corporation not later than (i) with respect to a matter to be brought before an annual meeting of stockholders or a special meeting in lieu of an annual meeting, sixty (60) days prior to the date set forth in the Bylaws for the annual meeting and (ii) with respect to a matter to be brought before a special meeting of the stockholders not in lieu of an annual meeting, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. The notice shall set forth (i) information concerning the stockholder, including the stockholder's name and address, (ii) a lawful representation that the stockholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the matter specified in the notice, and (iii) such other information with respect to such matter as would be required to be included in a proxy statement soliciting proxies for the presentation of such matter to the meeting.

          Notwithstanding anything in these Bylaws to the contrary, no business shall be transacted at the annual meeting except in accordance with the procedures set forth in this section; provided, however, that nothing in this section shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with these Bylaws.

          SECTION 7. ADJOURNED MEETINGS AND NOTICE THEREOF. Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum no other business may be transacted at such meeting, except as provided in Section 10 of these Bylaws.

          When any stockholders' meeting, either annual or special, is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which such adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

          SECTION 8.      VOTING.   The stockholders entitled to notice of any
meeting or to vote at any such meeting shall be only persons in whose name shares stand on the stock records of the corporation on the record date determined in accordance with Section 9 of this Article.

          Voting shall in all cases be subject to the following provisions:

                 (a) Shares held by an administrator, executor, guardian, conservator or custodian may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder's name; and shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the trustee's name.

                 (b) Shares standing in the name of a receiver may be voted by such receiver; and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority to do so is contained in the order of the court by which such receiver was appointed.

                 (c) Except where otherwise agreed in writing between the parties, a stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

                 (d) Shares standing in the name of a minor may be voted and the corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the corporation has notice, actual or constructive, of the nonage, unless a guardian of the minor's property has been appointed and written notice of such appointment given to the corporation.

                 (e) Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy- holder as the bylaws of such other corporation may prescribe or, in the absence of such provision, as the Board of Directors of such other corporation may determine or, in the absence of such determination, by the chairman of the board, president or any vice president of such other corporation, or by any other person authorized to do so by the board, president or any vice president of such other corporation.

                 (f) If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise, or if two or more persons (including proxy-holders) have the same fiduciary relationship respecting the same shares, unless the Secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                 (i)      If only one votes, such act binds all:

                 (ii) If more than one votes, the act of the majority so voting binds all;

                 (iii) If more than one votes, but the votes are evenly split on any particular matter, each faction may vote the securities in question proportionately.

         If the instrument so filed or the registration of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this Section shall be a majority or even split in interest.

         The stockholders' vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any stockholder at the meeting and before the voting has begun.

         Except as may be otherwise provided in the Articles of Incorporation, each outstanding share, regardless of class, shall be entitled to the vote on each matter submitted to a vote of the stockholders. Any stockholder entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or, except when the matter is the election of directors, may vote them against the proposal; but, if the stockholder fails to specify the number of shares which the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares which the stockholder is entitled to vote.

         If a quorum is present, the affirmative vote of the majority of the shares represented and voting at a duly held meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the stockholders, unless the vote of a greater number or a vote by classes is required by the Code or by the Articles of Incorporation.

          SECTION 9.      RECORD DATE.   The Board may fix, in advance, a
record date for the determination of the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution, or any allotment of rights, or to exercise rights in respect of any other lawful action. The record date so fixed shall be not more than sixty
(60) nor less than ten (10) days prior to the date of any meeting and not more than sixty (60) days prior to any other action.

         When a record date is so fixed, only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise of the rights, as the case may be, notwithstanding any transfer of shares on the books of the corporation after the record date. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting. The Board shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

         If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          SECTION 10. QUORUM. The presence in person or by proxy of persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

          SECTION 11. CONSENT OF ABSENTEES. The transactions of any meeting of stockholders, either annual or special, however called and noticed, shall be as valid as if taken at a meeting duly held after regular call and notice, if a quorum be present either by person or by proxy, and if, either before or after the meeting, each of the stockholders entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance by a person at a meeting shall also constitute a waiver of notice of and presence at that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

          SECTION 12. ACTION WITHOUT MEETING. The stockholders of the corporation may not take action by written consent without a meeting, but must take any such actions at a duly called annual or special meeting.

          SECTION 13. PROXIES. Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the Secretary of the corporation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's duly authorized agent. Except in special cases where other express provision is made by statute, determination of the authenticity and validity of such proxy shall be made by the corporation or its duly appointed agent(s).

          A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) the person who executed the proxy revokes it prior to the time of voting by delivering a writing to the Secretary of the corporation stating that the proxy is revoked or by executing a subsequent proxy and filing such subsequent proxy with the Secretary of the corporation in accordance with the procedures set forth in these Bylaws for filing proxies, or (ii) lawful written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of its execution unless coupled with an interest, or unless the person executing it specifies therein the length of time for which such proxy is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of postmark dates on the envelopes in which they are mailed, or electronic transmission dates if delivered electronically.





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          SECTION 14.     INSPECTORS OF ELECTION.  In advance of any meeting of
stockholders, the Board may appoint any persons other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof.
If inspectors of election be not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any such meeting may, and on the request of any stockholder or stockholder's proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more stockholders or proxies, the majority of shares represented in person or by proxy shall determine whether one or three inspectors shall be appointed.

          The duties of such inspectors shall include: determining the number of shares outstanding and the voting power of each; determining the number of shares represented at the meeting and the existence of a quorum; determining the authenticity, validity, and effect of proxies; receiving votes, ballots, or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents, provided, however, that the Board of Directors may appoint its transfer agent or other such authorized agent to assist with counting and tabulating such votes; determining when the polls shall close; determining the result of any vote; and doing such acts as may be proper to conduct the election or vote with fairness to all stockholders. If there are three inspectors of election, the decision, act, or certificate of a majority is effective in all respects as decision, act, or certificate of all.



                                  ARTICLE III

                                   DIRECTORS



          SECTION 1. POWERS. Subject to limitations of the Articles of Incorporation, of the Bylaws, and of the laws of the State of Nevada as to action which shall be authorized or approved by the stockholders, and subject to the duties of directors as prescribed by the Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be controlled by, the Board of Directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the following powers:

                 FIRST: To select and remove all the officers, agents and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with the law, with the Articles of Incorporation or Bylaws, fix their compensation, and require from them security for faithful service.

                 SECOND: To conduct, manage and control the affairs and business of the corporation, and to make such rules and regulations therefor not inconsistent with law, or with the Articles of Incorporation or the Bylaws, as they may deem best.

                 THIRD: To authorize the issue of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, or tangible or intangible property actually received, or in the case of shares issued as a dividend, against amounts transferred from surplus to stated capital.

                 FOURTH: To borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

                 FIFTH: To appoint an executive committee and other committees, and to delegate to the executive committee any of the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, except as set forth in Article IV of these Bylaws.

          SECTION 2. NUMBER AND QUALIFICATION OF DIRECTORS. The number of directors of the corporation shall be not less than five nor more than seven until changed by amendment of the Articles of Incorporation or by a Bylaw duly adopted by the stockholders amending this Section 2. The exact number of directors shall be fixed from time to time, within the limits specified in the Articles of Incorporation or in this Section 2, by a Bylaw or amendment thereof duly adopted by the stockholders or by the Board of Directors. Pursuant thereto, it is hereby specified that the corporation shall have seven (7) Directors.

          SECTION 3. ELECTION AND TERM OF OFFICE. The directors shall be elected at each annual meeting of stockholders, but if any such annual meeting is not held, or the directors are not elected thereat, the directors may be elected at any special meeting of stockholders held for that purpose. All directors shall hold office until their respective successors are elected unless removed in the manner provided in Section 4 of this Article III, by resignation, or the director otherwise vacates such office.

          SECTION 4. REMOVAL. Any or all of the directors may be removed without cause if such removal is approved by not less than two- thirds of the issued and outstanding shares entitled to vote, provided, however, that (i) if the Articles of Incorporation or an amendment thereto provide for the election of directors by cumulative voting, no director shall be removed from office except upon the vote or written consent of stockholders owning sufficient shares to have prevented his election to office in the first instance, (ii) the Articles of Incorporation may require the concurrence of a larger percentage of the stock entitled to voting power in order to remove a director, and (iii) when by the provisions of the Articles of Incorporation the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors, any director so selected may be removed only by the applicable vote of the holders of the shares of that class or series.

          SECTION 5. VACANCIES. Vacancies in the Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders.

          A vacancy or vacancies in the Board of Directors shall be deemed to exist in case (i) of the death, resignation or removal of any director, (ii) the authorized number of directors is increased, (iii) the stockholders fail at any annual or special meeting of stockholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting, or (iv) the Board of Directors by resolution declares vacant the office of director who has been declared of unsound mind by an order of court or convicted of a felony.

          The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the Board of Directors. If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board or the stockholders shall have the power to elect a successor to take office when the resignation is to become effective.

          No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

          SECTION 6. PLACE OF MEETING. Regular meetings of the Board of Directors shall be held at any place within or without the State of Nevada which has been designated from time to time by resolution of the Board of Directors or by written consent of all members of the Board of Directors. In the absence of such designation, regular meetings shall be held at the principal office of the corporation. Special meetings of the Board may be held either at a place so designated or at the principal office.

          SECTION 7. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held without call on the first Tuesday of the second month following the close of each calendar quarter; provided, however, should said day fall upon a legal holiday, then said meeting shall be held at the same time on the next day thereafter ensuing which is not a legal holiday. Notice of all such regular meetings of the Board of Directors is hereby dispensed with.

          SECTION 8. SPECIAL MEETINGS; NOTICE. Special meetings of the Board of Directors for any purpose or purposes shall be called at any time by the President or, if he is absent or unable or refuses to act, by any Vice President or by any two directors.

                 Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least forty-eight
(48) hours prior to the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least twenty-four
(24) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving notice reasonably believes will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting if the meeting is to be held at the principal executive office of the corporation.

          SECTION 9. TELEPHONE MEETINGS. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

          SECTION 10. WAIVER OF NOTICE. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as if taken at a meeting duly held after regular call and notice, if a quorum is present, and (i) if either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding such meeting or an approval of the minutes thereof, or (ii) the director attended the meeting without protesting, prior thereto or at its commencement, to the lack of notice to such director. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors.

          SECTION 11. QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 12 of these Bylaws. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number is required by law or by the Articles of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

          SECTION 12. ADJOURNMENT. A majority of the directors present, whether or not a quorum, may adjourn any meeting to another time and place.

          SECTION 13. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

          SECTION 14. FEES AND COMPENSATION. Directors shall not receive any stated salary for their services as directors, but, by resolution of the Board, a fixed fee, with or without expenses for attendance, may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

          SECTION 15. ACTION WITHOUT MEETING. Unless otherwise restricted by the Articles of Incorporation or Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all the members of the Board or of such committee. Such written consent shall be filed with the minutes of the proceedings of the Board or of such committee. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

                                   ARTICLE IV

                                   COMMITTEES

          SECTION 1. COMMITTEES OF DIRECTORS. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

                 Any such committee, to the extent provided in the resolution of the Board of Directors or in the Bylaws of the corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the Articles of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 78.195 of the Nevada General Corporation Law, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), (ii) adopt an agreement or plan of merger, consolidation or share exchange under the Nevada General Corporation Law, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets,
(iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, (v) amend the Bylaws of the corporation, (vi) approve any action which, under the laws of the State of Nevada also requires stockholders' approval or approval of the outstanding shares, (vii) fill vacancies of the Board of Directors or in any committee, (viii) fix the compensation of the Directors for serving on the Board or any committee, (ix) amend or repeal any resolution of the Board of Directors which by its express terms is not so amendable or repealable, (x) appoint any other committees of the Board of Directors or the members of such committees; and, unless the Board resolution establishing the committee, the Bylaws or the Articles of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a plan of merger pursuant to Section 78.457 of the Nevada General Corporation Law.

          SECTION 2. COMMITTEE MINUTES. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

          SECTION 3. MEETINGS AND ACTION OF COMMITTEES. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of these Bylaws applicable to the full Board of Directors, with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that (i) the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, and (ii) special meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

                                   ARTICLE V

                                    OFFICERS

          SECTION 1. OFFICERS. The officers of the corporation shall be a President, a Vice President, a Secretary, a Treasurer and a Chief Financial Officer. The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a Vice Chairman of the Board, a Cashier, one or more additional Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. One person may hold two or more offices.

          SECTION 2. ELECTION. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen annually by the Board of Directors, and each such officer shall hold office until he or she shall resign or shall be removed or otherwise disqualified to serve, or his or her successor shall be elected and qualified.

          SECTION 3. SUBORDINATE OFFICERS. The Board of Directors may appoint such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

          SECTION 4. REMOVAL AND RESIGNATION. Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

                 Any officer may resign at any time by giving written notice to the Board of Directors, the President, or to the Secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified in that notice, the acceptance of such resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

          SECTION 5. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

          SECTION 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such officer shall be elected, shall preside at all meetings of the stockholders and at all meetings of the Board of Directors and Executive Committee (and with the advice and consent of the Board of Directors, implement broad policy guidance to the corporation through the Executive Committee). He shall be ex officio a member of all the standing committees, a member of the Executive Committee, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws. At the discretion of the Board of Directors, the Chairman of the Board may also be the Chief Executive Officer. The Chief Executive Officer shall have, subject to the control of the Board, general supervision, direction, and control of the business and officers of the corporation.

          SECTION 7. VICE CHAIRMAN OF THE BOARD. The Vice Chairman of the Board, if such officer shall be elected, shall, if present, and in the absence of the Chairman of the Board, preside at all meetings of the Board of Directors and Executive Committee, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the Bylaws.

          SECTION 8. PRESIDENT. The President shall have direct supervision and control of the corporate business, and in the absence of the Chairman of the Board and the Vice Chairman of the Board, if such officer shall be elected, shall preside over Board of Directors and Executive Committee meetings and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the Bylaws. At the discretion of the Board of Directors, the President may also be the Chief Operating Officer of the corporation, and/or the Chief Executive Officer is such position is not held by the Chairman of the Board.

          SECTION 9. EXECUTIVE VICE PRESIDENT. The Executive Vice President shall have such direct supervision and control of the corporate business as shall be assigned to him by the President or Chairman of the Board. He shall be a member of the Executive Committee, and in the absence or disability of the President, the Executive Vice President shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Executive Vice President shall have such other powers and perform such other duties as may be from time to time assigned to him by the Board of Directors or prescribed by the Bylaws.

          SECTION 10. VICE PRESIDENT. In the absence or disability of the President and the Executive Vice President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice

President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as may be from time to time assigned to them respectively by the Board of Directors or prescribed by the Bylaws.

          SECTION 11. SECRETARY. The Secretary shall keep, or cause to be kept, a book of minutes at the principal office or such other place as the Board of Directors may order, of all meetings of directors (including meetings of committees) and stockholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at directors' meetings (including meetings of committees), the number of shares present or represented at stockholders' meetings and the proceedings thereof.

                 The Secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation's transfer agent, a share register, or a duplicate share register, showing the names of the stockholders and their addresses; the number and classes of shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

                 The Secretary shall give, or cause to be given, notice of all the meetings of the stockholders and of the Board of Directors required by the Bylaws or by law to be given, and shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Board of Directors or prescribed by the Bylaws.

          SECTION 12. CHIEF FINANCIAL OFFICER AND TREASURER. The Chief Financial Officer shall be the Treasurer of the corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account and shall at all reasonable times be open to inspection by any director.

                 The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, whether or not they request it, an account of all transactions as Treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Board of Directors or prescribed by the Bylaws.

          SECTION 13. CONTROLLER. The Controller shall keep adequate and correct accounts of the corporation's business transactions (except those kept by the Treasurer as herein provided). The Controller shall verify the assets of the corporation and see that all books and accounts of the corporation, wherever located, are audited from time to time, and shall perform such other duties as may be assigned from time to time by the Board of Directors, the Executive Committee and/or other Committee of the Board of Directors.

          SECTION 14. CASHIER. The Cashier shall, subject to the direction of the Chief Financial Officer, be responsible for the corporate banking transactions. The Cashier shall keep and maintain reporting systems related to banking and cash management; develop internal and external asset-liability analysis programs, alternative banking facilities and relationships; and assist the Chief Financial Officer in executing the corporate commercial paper borrowing policy. The Cashier shall be responsible for cash management and cash flow analysis; foreign bank account operations; and for the taxable fixed income investment reporting system. The Cashier shall execute investment transactions and shall have such other powers, duties and authority as may be set forth elsewhere in these Bylaws and as may be prescribed by the President or the Board of Directors from time to time.


                                   ARTICLE VI

                                 MISCELLANEOUS

          SECTION 1. MAINTENANCE AND INSPECTION OF SHARE REGISTER. Any person who has been a stockholder of record of the corporation for at least six
(6) months immediately preceding such stockholder's demand, or any person holding, or thereunto authorized in writing by the holders of, at least five percent (5%) of all its outstanding shares, upon at least five (5) days' written demand, or any judgment creditor of the corporation without prior demand, shall have the right to inspect in person or by agent or attorney, during usual business hours, the stock ledger or duplicate stock ledger. Holders of voting trust certificates representing shares of the corporation shall be regarded as stockholders for the purpose of this section.

                 Such inspection may be denied to such stockholder or other person upon refusal by such stockholder or other person to furnish to the corporation an affidavit that such inspection is (i) not desired for a purpose which is in the interest of a business or object other than the business of the corporation, and (ii) that such stockholder or other person has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such purpose.

          SECTION 2. MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS. The accounting books and records and the minutes of proceedings of the stockholders, of the Board of Directors, and of any committee or committees of the Board of Directors shall be kept at such place or places as are designated by the Board of Directors or, in absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

                 The minutes and accounting books and records shall be open to inspection upon the written demand of any stockholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a stockholder or as the
holder of a voting trust certificate.   The inspection may be made in person or
by an agent or attorney and shall include the right to copy and make extracts. Such rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

          SECTION 3. CHECKS, DRAFTS, EVIDENCE OF INDEBTEDNESS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

          SECTION 4. ANNUAL REPORT. The Board of Directors of this corporation shall cause an Annual Report to be sent to the stockholders. In accordance with the requirements of ___________ _____________ of the Securities and Exchange Commission. The annual report shall contain (i) a balance sheet as of the end of the fiscal year, (ii) an income statement, (iii) a statement of changes in financial position for the fiscal year, and (iv) any report of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the books and records of the corporation.

          SECTION 5. CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED. The Board of Directors, except as otherwise provided in the Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.

          SECTION 6. CERTIFICATES OF STOCK. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid. All such certificates shall be signed by the President or Executive Vice President or a Vice President and the Secretary or an Assistant Secretary, or be authenticated by facsimiles of the signatures of the President and the Secretary, or by a facsimile of the signature of the President or the Executive Vice President or a Vice President and the written signature of the Secretary or an Assistant Secretary.

                 Every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk, and be registered by an incorporated bank or trust company, either domestic or foreign, as registrar of transfer, before issuance. If any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent, or registrar at the date of issue.

                 Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board of Directors or the Bylaws may provide; provided, however, that any such certificate so issued prior to full payment shall state the amount remaining unpaid and the terms of payment thereof.

          SECTION 7. LOST CERTIFICATES. Except as provided in this Section, no new certificate for shares shall be issued in lieu of an old one unless the latter is surrendered and cancelled at the same time. The Board may, however, in case any certificate for shares is alleged to have been lost, stolen, or destroyed, authorize the issuance of a new certificate in lieu thereof, and the corporation may require that the corporation be given a bond or other adequate security sufficient to indemnify it against any claim that may be made against it (including expense or liability) on account of the alleged loss, theft, or destruction of such certificate or the issuance of such new certificate.

          SECTION 8. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The President, Executive Vice President, or any Vice President and the Secretary or Assistant Secretary of this corporation are authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted to said officer or officers to vote or represent on behalf of this corporation any and all shares held by this corporation in any other corporation or corporations may be exercised either by such officer or officers in person or by any person authorized to do so by proxy or power of attorney duly executed by said officer or officers.

          SECTION 9. MAINTENANCE AND INSPECTION OF BYLAWS. The corporation shall keep in its principal office for the transaction of business the original or a copy of the Bylaws as amended or otherwise altered to date, certified by the Secretary, which shall be open to inspection by the stockholders at all reasonable times during office hours.

                                  ARTICLE VII

                                   AMENDMENTS

          SECTION 1. POWER OF STOCKHOLDERS. New Bylaws may be adopted or these Bylaws may be amended or repealed by the vote of stockholders entitled to exercise a majority of the voting power of the corporation, except as otherwise provided by law or by the Articles of Incorporation.

          SECTION 2. POWER OF DIRECTORS. Subject to the right of stockholders as provided in Section 1 of this Article VII to adopt, amend or repeal Bylaws, Bylaws other than a Bylaw or amendment thereof changing the authorized number of directors may be adopted, amended or repealed by the Board of Directors.


                                  ARTICLE VIII

                                INDEMNIFICATION

          SECTION 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall, to the maximum extent and in the manner permitted by the law of the State of Nevada, indemnify each of its directors and officers against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 1, a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or
(iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

          SECTION 2. INDEMNIFICATION OF OTHERS. The corporation shall have the power, to the extent and in the manner permitted by the law of the State of Nevada, to indemnify each of its employees and agents (other than directors and officers) against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Article VIII, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

          SECTION 3. PAYMENT OF EXPENSES IN ADVANCE. Expenses incurred in defending any civil or criminal action or proceeding for which indemnification is required pursuant to Section 1 or for which indemnification is permitted pursuant to Section 2 following authorization thereof by the Board of Directors shall be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this Article VIII.

          SECTION 4. INDEMNITY NOT EXCLUSIVE. The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in the Articles of Incorporation.

          SECTION 5. INSURANCE INDEMNIFICATION. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article VIII.

          SECTION 6. CONFLICTS. No indemnification or advance shall be made under this Article VIII, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

         (1) That it would be inconsistent with a provision of the Articles of Incorporation, these Bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

         (2) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

          SECTION 7. INDEMNITY AGREEMENTS. The corporation may enter into indemnity agreements with the persons who are members of its Board of Directors from time to time, and with such officers, employees and agents of the corporation and with such officers, directors, employees and agents of subsidiaries as the Board of Directors may designate, such indemnity agreements to provide in substance that the corporation will indemnify such persons as contemplated by this Article VIII, and to include any other substantive or procedural provisions regarding indemnification as are not inconsistent with the law of the State of Nevada. The provisions of such indemnity agreements shall prevail to the extent that they limit or condition or differ from the provisions of this Article VIII.





                                        Amended and Restated Bylaws
                                        Adopted by the Board of Directors on
                                        November 9, 1995

                            CERTIFICATE OF SECRETARY

         I, the undersigned, do hereby certify:

         (1) That I am the duly elected and acting Secretary of FREMONT GENERAL CORPORATION, a Nevada corporation; and

         (2) That the foregoing Amended and Restated Bylaws, comprising 25 pages constitute the Amended and Restated Bylaws of said corporation in full force and effect as of the date of this certification.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this 9th day of November, 1995.



                                                         Secretary